SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 14, 1997




                              ELSINORE CORPORATION
            (Exact name of registration as specified in its charter)


      STATE OF NEVADA                1-7831                  880117544
      (State or other           (Commission File         (IRS Employer
        Jurisdiction                 Number)           Identification No.)
      of Incorporation)



      202 Fremont Street                                     89101
      Las Vegas, Nevada                                    (Zip Code)
      (Address of principal
      executive offices)



           Registrant's telephone, including area code: (702) 385-4011

Item 1.  Changes in Control of Registrant.

         On March 14, 1997, Elsinore Corporation (the "Company") issued a press release, attached hereto as an exhibit, announcing that in connection with the Chapter 11 proceedings of the Company and a number of its subsidiaries in the U.S. Bankruptcy Court for the District of Nevada (the "Bankruptcy Court"), the confirmed plan of reorganization (the "Plan") became effective following the close of business on February 28, 1997 (the "Effective Date"). As a result of the effectiveness of the Plan, a change in control of the Company occurred on the Effective Date, as described below.

         Under the Plan, the Company's common stock, $.001 par value ("Common Stock"), that was outstanding prior to the Effective Date was canceled and 4,929,313 new shares of Common Stock were issued. The Plan also provides for the future issuance of an additional 70,687 new shares of Common Stock to certain other classes of creditors of the Company and a subsidiary, Four Queens, Inc., when claims by certain members of those classes have been resolved.

         Of the 4,929,313 shares issued on the Effective Date, 4,646,440 shares, or 94.3% of the total outstanding, were acquired by the following entities (collectively, the "Control Persons"):


                                                                                 Percentage of Outstanding
Name                                                     Number of Shares                  Shares

Morgens Waterfall Income Partners                              130,100                       2.6
Restart Partners, L.P.                                         813,127                      16.5
Restart Partners II, L.P.                                    1,156,964                      23.5
Restart Partners III, L.P.                                     803,834                      16.3
Restart Partners IV, L.P.                                      506,462                      10.3
Restart Partners V, L.P.                                       134,747                       2.7
The Common Fund for Non-Profit
   Organizations                                               232,322                       4.7
MWV Employee Retirement Plan Group
   Trust                                                        41,818                       0.8
Betje Partners                                                 213,736                       4.3
Phoenix Partners                                               613,330                      12.4
                                                             ---------                      ----
                                                             4,646,440                      94.3
                                                             =========                      ====


         Of the shares reported above, the Control Persons purchased a total of 995,280 shares at $5.00 per share under the Company's Subscription Rights Agreement dated October 10, 1996 ("Rights Agreement"), which was called for by the Plan. Under the Rights Agreement, a total of 1,000,000 shares of Common Stock were subscribed for at $5.00 per share and were issued on the Effective Date. The other 4,720 shares were subscribed for by certain holders of the old Common Stock that was canceled on the Effective Date. The shares purchased under the Rights Agreement by each of the Control Persons are reported below.



                                             Shares of Common Stock Purchased
                                                     Under the Rights
Reporting Person                                       Agreement                             Purchase Price
Morgens Waterfall Income
   Partners                                               27,868                                $ 139,340
Restart Partners, L.P.                                   174,173                                  870,865
Restart Partners II, L.P.                                247,825                                1,239,125
Restart Partners III, L.P.                               172,183                                  860,915
Restart Partners IV, L.P.                                108,486                                  542,430
Restart Partners V, L.P.                                  28,863                                  144,315
The Common Fund for Non-
   Profit Organizations                                   49,764                                  248,820
MWV Employee Retirement
   Plan Group Trust                                        8,958                                   44,790
Betje Partners                                            45,783                                  228,915
Phoenix Partners                                         131,377                                  656,885
                                                         -------                               ----------
                                                         995,280                               $4,976,400
                                                         =======                               ==========


         The shares of Common Stock acquired by the Control Persons, other than the 995,280 shares which they purchased under the Rights Agreement, were issued to the Control Persons under the Plan (i) in partial satisfaction of the Control Persons' respective allowed claims relating to the Company's 12.5% First Mortgage Notes due 2000 issued in October 1993 and (ii) as a premium for the Control Persons' purchase of Common Stock under the Rights Agreement which was not subscribed for by other persons entitled to participate under the Rights Agreement.

         Holders of the Common Stock that was canceled on the Effective Date received, in the aggregate, 77,428 shares of new Common Stock (including 4,720 shares purchased under the Rights Agreement). This represents 1.6% of the new Common Stock outstanding on the Effective Date.

         As a condition to the approvals by the Nevada State Gaming Control Board and the Nevada Gaming Commission (collectively, the "Gaming Authorities") which were required for the Plan to become effective, limitations were placed on the persons who could exercise voting and investment power (including dispositive power) with respect to Common Stock owned by any of the Control Persons (collectively, the "Decision-Making Authority"). Under those limitations, John C. "Bruce" Waterfall is the only individual who exercises Decision-Making Authority on behalf of any of the Control Persons. Mr. Waterfall is a principal of the entities which, directly or indirectly, are vested with voting and investment authority over the Common Stock owned by the Control Persons.

         The Plan provides that the Company's board of directors (the "Board") shall consist of at least five members, one of whom is selected by the holders of the old Common Stock which was canceled on the Effective Date (the "Equity Nominee"). The Equity Nominee is to serve as a director for two years.

     As of the Effective Date, the new Board consists of the following five individuals: Harry C. Hagerty III (the Equity Nominee), S. Barton Jacka, Jeffrey
T. Leeds, Edward M. Nigro and John C. "Bruce" Waterfall. Mr. Leeds serves as the Company's President. Mr. Jacka is the Company's Secretary and Treasurer. Cynthia
A. Fremont is the Company's Assistant Secretary.

Item 5.  Other Events.

         Trading in the Common Stock has been halted by the American Stock Exchange ("AMEX") and the Pacific Stock Exchange ("PSE"). The Plan stated that from and after the Effective Date, the Company "will continue to be a public company, with its stock listing on . . . [AMEX] expected to continue." AMEX, however, has notified the Company of its intention to file an application with the Securities and Exchange Commission ("SEC") to strike the Common Stock from listing and registration on AMEX. In its notification to the Company, AMEX stated that the Company has fallen below AMEX's continued listing guidelines, and AMEX has given the Company until March 14, 1997 to request an appeal of AMEX's decision.

         In its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 ("Form 10-K") filed with the SEC, the Company expressed the intention
"to pursue  reactivation of its listings with AMEX and PSE. . . ." The new Board is re-evaluating this subject and, at present, has no plans to request an appeal of AMEX's decision or to take any actions necessary to maintain the listing of the Common Stock on PSE. The new Board intends to proceed in accordance with the Plan's provision that the Company will continue to be a public company.

         The  Company  also  reported  in  the  10-K  that  (i)  Olympia  Gaming
Corporation, a Company subsidiary, had a Gaming Project Development and Management Agreement ("Agreement") to operate a casino in Washington state owned by the Jamestown S'Klallam Tribe (the "Tribe"); (ii) the Tribe has asserted the Agreement has been terminated; and (iii) the Company has taken the position that the Agreement has not been terminated. The new Board is re-evaluating the question of whether the Agreement has been terminated.

Item 7.  Financial Statements and Exhibits

Exhibit No.      Description                           Page Number

2.1 and 2.2      First Amended Plan of          Previously filed with the SEC as
                 Reorganization and Order       Exhibits 2.1 and 2.2,
                 Confirming First Amended       respectively, to the Company's
                 Plan of Reorganization         Current Report on Form 8-K dated
                                                August 8, 1996

2.3              Bankruptcy Court Order                    7
                 Approving Plan Documentation

99               Press Release of the Company
                 dated March 14, 1997                      9

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 14, 1997


                                    ELSINORE CORPORATION



                                    By: /s/ Jeffrey T. Leeds
                                    Jeffrey T. Leeds
                                    President



                                    By: /s/ S. Barton Jacka
                                    S. Barton Jacka
                                    Secretary and Treasurer